Borrowings	6 Months Ended
Dec. 31, 2018
Borrowings
Borrowings

23Borrowings

	31 December 2018 £’000	30 June 2018 £’000	31 December 2017 £’000
Senior secured notes	328,696	318,347	310,570
Secured term loan facility	173,880	168,347	164,178
Secured bank loan	—	3,750	3,962
Accrued interest on senior secured notes	5,492	5,324	5,198

	508,068	495,768	483,908

Less: non-current portion
Senior secured notes	328,696	318,347	310,570
Secured term loan facility	173,880	168,347	164,178

Non-current borrowings	502,576	486,694	474,748

Current borrowings	5,492	9,074	9,160

The senior secured notes of £328,696,000 (30 June 2018: £318,347,000; 31 December 2017: £310,570,000) is stated net of unamortized issue costs amounting to £3,594,000 (30 June 2018: £3,770,000; 31 December 2017: £3,943,000). The outstanding principal amount of the senior secured notes is $425,000,000 (30 June 2018: $425,000,000; 31 December 2017: $425,000,000). The senior secured notes have a fixed coupon rate of 3.79% per annum and interest is paid semi-annually. The senior secured notes mature on 25 June 2027.

The notes were issued by our wholly-owned subsidiary, Manchester United Football Club Limited, and are guaranteed by Red Football Limited, Red Football Junior Limited, Manchester United Limited and MU Finance Limited and are secured against substantially all of the assets of those entities and Manchester United Football Club Limited. These entities are wholly owned subsidiaries of Manchester United plc.

The secured term loan facility of £173,880,000 (30 June 2018: £168,347,000; 31 December 2017: £164,178,000) is stated net of unamortized issue costs amounting to £2,040,000 (30 June 2018: £2,185,000; 31 December 2017: £2,328,000). The outstanding principal amount of the secured term loan facility is $225,000,000 (30 June 2018: $225,000,000; 31 December 2017: $225,000,000). The secured term loan facility attracts interest of US dollar LIBOR plus an applicable margin of between 1.25% and 1.75% per annum and interest is paid monthly. The remaining balance of the secured term loan facility is repayable on 26 June 2025, although the Group has the option to repay the secured term loan facility at any time.

The secured term loan facility was provided to our wholly-owned subsidiary, Manchester United Football Club Limited, and is guaranteed by Red Football Limited, Red Football Junior Limited, Manchester United Limited, MU Finance Limited and Manchester United Football Club Limited and is secured against substantially all of the assets of each of those entities. These entities are wholly owned subsidiaries of Manchester United plc.

The secured bank loan of £nil (30 June 2018: £3,750,000; 31 December 2017: £3,962,000) was repaid at par on 9 July 2018. The loan attracted interest of LIBOR + 1% per annum.

The Group also has undrawn committed borrowing facilities of up to £125,000,000 (30 June 2018: £125,000,000; 31 December 2017: £125,000,000). The Group also has (subject to certain conditions) the ability to incur a further £25,000,000 by way of incremental facilities. The facility terminates on 26 June 2021 (although it may be possible for any incremental facilities to terminate after such date). Drawdowns would attract interest of LIBOR or EURIBOR plus an applicable margin of between 1.25% and 1.75% per annum (depending on the total net leverage ratio at that time). No drawdowns were made from these facilities during 2018 or 2017.

As of 31 December 2018, the Group was in compliance with all covenants under its revolving facility, the secured term loan facility and the note purchase agreement governing the senior secured notes.